SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                            IMAGE SYSTEMS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:



                                     [LOGO]

                            IMAGE SYSTEMS CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  July 25, 1997

Dear Fellow Shareholder:

         The annual meeting of shareholders of Image Systems Corporation will be held at Image Systems Corporation's Corporate Headquarters, located at 6103 Blue Circle Drive, Minnetonka, MN 55343, on the 12th day of August, 1997, at 3:30 p.m. to consider and act upon the following matters:


         (a) The election of directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified;

         (b) Approval of the accounting firm of Arthur Andersen LLP as auditors for the coming year.

         The foregoing matters are more fully described in the accompanying proxy statement which is hereby made a part of this notice.

         All shareholders of record at the close of business on June 30, 1997, will be entitled to vote at the meeting.



BY THE BOARD OF DIRECTORS,




The execution of the enclosed proxy and its return as promptly as possible will be greatly appreciated. A reply envelope is enclosed for your convenience.



                           IMAGE SYSTEMS CORPORATION


ITEM 1. DATE, TIME AND PLACE INFORMATION

         The annual meeting of shareholders of Image Systems Corporation will be held at 6103 Blue Circle Drive, Minnetonka, Minnesota, on the 12th day of August, 1997, at 3:30 p.m.

         This Proxy Statement and form of proxy was mailed to the shareholders of Image Systems Corporation on July 24, 1997.


ITEM 2. REVOCABILITY OF PROXY

         The proxy is not revokable.


ITEM 3. DISSENTER'S RIGHT OF APPRAISAL

         Not applicable


ITEM 4. PERSONS MAKING THE SOLICITATION

         The solicitation is made by the registrant. There is no director that intends to oppose any action.


ITEM 5. INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Not applicable


ITEM 6. VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The company knows of no person who is the beneficial owner of more than 5% of the company's voting securities, and all of these securities have been held for more than the past two years, except as follows:

Name of Beneficial Owner           Number of Shares           % of Ownership
------------------------           ----------------           --------------
Dean Scheff                              792,685                    18%

Diana Scheff                             792,685                    18%

Laura Sorensen                           657,685                    15%

Marta Volbrecht                          657,685                    15%

All officers and
Directors as a group                   2,900,740                    65%


ITEM 7. DIRECTORS AND EXECUTIVE OFFICERS

         The officers and directors of the company are:

Name                                   Age               Position
----                                   ---               --------
Dean Scheff                            65         President and  Director

Diana Scheff                           59         Secretary and Director

Marta Volbrecht                        37         Vice President and Director

Laura Sorensen                         37         Director

David Sorensen                         36         Director

Steven Volbrecht                       38         Director

Dr. Frederick R. Olson                            Director

Hiding Nelson                                     Director


         DEAN SCHEFF, President, and Director. He has a B.A. in Economics from the University of Minnesota. Mr. Scheff was the founder of CPT Corporation (CPT) and its CEO from 1971 to January, 1988, and the chairman of its Board until January, 1990. He was a founder of the Company in September, 1988.

         DIANA SCHEFF, Secretary and a Director. Ms Scheff has a B.A. in Art and Music from Gustavus Adolphus College. She worked for CPT Corporation for 18 years in building operations and design, sales incentives, employee recognition and corporate travel. She was a founder of the Company in 1988 and has worked there since. Her responsibilities include public relations, investor relations, marketing design and advertising.

         MARTA VOLBRECHT, Vice President and a Director. Ms Volbrecht has a B.A. in International Relations from the University of Minnesota and a MBA from the University of Dallas. She worked for 7 years until 1989 for CPT in sales and marketing. She has worked for the Company since 1989 as Vice President of Sales.

         LAURA SORENSEN, Director. Ms Sorensen has a B.A. in International Relations from the University of Minnesota. She worked for 10 years until 1989 for CPT in Human Resources, Marketing and Training and Development. She has worked for the Company since 1989 as Manager of Human Resources.

         DAVID SORENSEN, Director. Mr. Sorensen has a B.S.M.E. in Mechanical Engineering from the University of Minnesota, and a MBA from the University of St. Thomas. He worked for Honeywell from graduation in 1983 to 1990 when Alliant Techsystems was spun off from Honeywell. He was employed by Alliant as a Program Manager. He joined the Company on January 1, 1992 as Director of Manufacturing. During 1994 he took on additional responsibilities as Vice President of Operations.

         STEVEN VOLBRECHT, Director. Mr. Volbrecht has a B.S.C.E. in Civil Engineering from the University of Minnesota. He was employed from 1982 to 1988 by Johnson Bros. Corporation as a Project Manager, and from 1988 to 1991 as a Project Manager for Landwehr, Inc. He rejoined Johnson Bros. as a Project Manager from 1991 to 1996. He is now a Staff Engineer with Hansen Thorp Pellinen Olson Inc.

         DR. FREDERICK R. OLSON, Director. Dr. Olson is a member of the Board and President of Consulting Radiologists, Ltd. and SKI-MD. He currently serves as technical advisor to Image Systems, AT&T Bell Labs, 3M Corp, Med Vision and ICON Medical Systems.

         HILDING NELSON, Director. Mr. Nelson is Chairman of the Board of Kinnard Investments. Previously he was Acting President of Petfood Warehouse and a member of it Board of Directors, Chairman, President and CEO of Greater Midwest Leasing and Car City, Inc.; President and CEO of Lund International and a member of its Board of Directors; President and CEO of Multaplez/Prestige Electronics Corporation and a member of its Board of Directors.


ITEM 8. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         During the year ended April 30, 1997 one officer and no employee received compensation in excess of $100,000. The one officer received total compensation of $103,964 which consists of a salary of $37,500 plus commissions of $66,464. The aggregate amount of compensation received by all executive officers as a group (6 persons) totaled $356,121.

         Dean Scheff, the President and CEO of the Company received a salary of $60,930, sales commissions of $15,012 and a bonus of $1,500 for the fiscal year ended April 30, 1996. For the year ended April 30, 1997 his salary was $86,500 plus sales commissions of $12,605.


ITEM 9. INDEPENDENT PUBLIC ACCOUNTANTS

         The principal accountant is Arthur Andersen LLP.

         The principal accountant for the current year is not expected to be present at the special meeting of shareholders, they are not expected to make a statement and are not expected to be available to answer appropriate questions.

ITEM 10. COMPENSATION PLANS

         The registrant has no compensation plans, and no action with respect to any such plan will be taken at the shareholders meeting.

ITEM 11. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

         Not applicable

ITEM 12. MODIFICATION OR EXCHANGE OF SECURITIES

         Not applicable

ITEM 13. FINANCIAL AND OTHER INFORMATION

         None

ITEM 14. MERGERS, CONSOLIDATIONS, ACQUISITIONS, ACQUISITIONS AND SIMILAR MATTERS

         None

ITEM 15. ACQUISITION OR DISPOSITION OF PROPERTY

         Not Applicable

ITEM 16. RESTATEMENT OF ACCOUNTS

         Not Applicable

ITEM 17. ACTION WITH RESPECT TO REPORTS

         Not Applicable

ITEM 18. MATTERS NOT REQUIRED TO BE SUBMITTED

         Not Applicable

ITEM 19. AMENDMENT OF CHARTER, BYLAWS OR OTHER DOCUMENTS

         Not applicable

ITEM 20. OTHER PROPOSED ACTION

         Not Applicable

ITEM 21. VOTING PROCEDURES

         The Board of Directors has fixed the close of business on June 30, 1997 as the record date. Only holders of record of shares on the record date are entitled to notice of and to vote at the meeting. There are 4,451,347 shares outstanding and entitled to vote held by approximately 398 shareholders.

         Each holder is entitled to cast one vote per share. The presence, in person or by proxy of the holders of a majority of the outstanding shares is necessary to constitute a quorum. The affirmative vote, in person or by proxy, of the holders of a majority of the shares is required to ratify the meeting of August 12, 1997.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed by the President on July 25, 1997.


                                      Image Systems Corporation


                                      /S/ Dean Scheff



                                     [LOGO]

                            IMAGE SYSTEMS CORPORATION

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                         Annual Meeting of Shareholders

                                 August 12, 1997



         The undersigned, having received the Notice of Annual Meeting of Shareholders and Proxy Statement of Image Systems Corporation, dated July 25, 1997, hereby constitute and appoint Dean Scheff with full power of substitution, as attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Image Systems Corporation, at Image Systems Corporation's Corporate Headquarters located at 6103 Blue Circle Drive, Minnetonka, Minnesota on the 12th day of August, 1997, at 3:30 p.m., or at any adjournment or adjournments thereof, and to vote, as designated below, all of the common shares of the undersigned in Image Systems Corporation, which the undersigned would be entitled to vote if personally present, as follows:


         (1) Election of directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified as follows:
(Board of Directors favors a vote "for" all of the nominees) (Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below):

         Hilding Nelson

         Dr. Frederick R. Olson

         Dean Scheff

         Diana Scheff

         Laure Sorensen

         David Sorensen

         Marta Volbrecht

         Steven Volbrecht

                                                      ______YES   ______NO


         (2) Approval of the accounting firm of Arthur Andersen LLP as auditors for the coming year. (The Board of Directors recommends a vote "for" approval)

                                                      ______YES   ______NO

         This proxy will be voted as directed, or if no such direction is indicated and the signed proxy is returned to Image Systems Corporation, it will be voted in favor thereof.


Dated: ___________________, 1997.




                                    -----------------------------------
                                    (Printed Shareholders Name)


                                    -----------------------------------
                                    (Shareholders Signature)


                                    -----------------------------------
                                    (Print Joint Shareholders Name,
                                    if any)


                                    -----------------------------------
                                    (Joint Shareholders Signature)


IMPORTANT: PLEASE DATE AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THE STOCK CERTIFICATE. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE FULL TITLE AS SUCH; IF SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT IS ASKED TO SIGN.